  As filed with the Securities and Exchange Commission on January 17, 1996.
                                            Registration No. 33-
                                                                 ---------------
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                      STATE FINANCIAL SERVICES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             WISCONSIN                                  39-1489983
  (State or Other Jurisdiction of             (IRS Employer Identification No.)
  Incorporation or Organization)

              10708 WEST JANESVILLE ROAD, HALES CORNERS, WI 53130
              (Address of Principal Executive Offices) (Zip Code)

                      STATE FINANCIAL SERVICES CORPORATION
                      1990 DIRECTOR STOCK OPTION PLAN; AND
                      STATE FINANCIAL SERVICES CORPORATION
                  1990 STOCK OPTION, STOCK APPRECIATION RIGHTS
                           AND RESTRICTED STOCK PLAN
                         FOR KEY OFFICERS AND EMPLOYEES
                           (Full title of the Plans)

MICHAEL A. REINDL, SENIOR VICE PRESIDENT, CONTROLLER AND CHIEF FINANCIAL OFFICER
                      STATE FINANCIAL SERVICES CORPORATION
                           10708 WEST JANESVILLE ROAD
                            HALES CORNERS, WI 53130
                                 (414) 425-1600
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE
===============================================================================


 Title of Securities    Maximum Amount         Maximum Offering      Maximum Aggregate          Amount of
 to be Registered       to be Registered (1)   Price Per Share (2)   Offering Price (2)      Registration Fee
--------------------------------------------------------------------------------------------------------------
 Common Stock,
 $0.10 par value          128,718 shares           $18.00(2)                (2)                 $784.86

 ===============================================================================
(1) Plus such indeterminate number of shares as may be issued pursuant to certain anti-dilution provisions contained in the Plans and stock options and awards covered by this Registration Statement.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h), based upon the price at which options to acquire securities and restricted stock awards covered by this Registration Statement may be exercised and, in the case where such price is not known, pursuant to Rule 457(h)(1) and (c), upon the average of the "bid" and "ask" prices of State Financial Services Corporation Common Stock reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on January 15, 1996. The
proposed maximum aggregate offering price is based upon the following information concerning options and restricted stock outstanding and available to be issued:


Number of Options or Shares of
Restricted Stock, Outstanding or       Per Share                 Aggregate
Available to be Issued                 Exercise Price            Exercise Price
-------------------------------------------------------------------------------
               10,200                   $ 14.00                  $   142,800
              118,517                     18.00                    2,133,306





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

PART I.      INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1. PLAN INFORMATION.

        The document(s) containing the information specified in Item 1 will be sent or given to employees as specified in Rule 428(b)(1) and are not required to be filed as part of this Registration Statement.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

        The document(s) containing the information specified in Item 2 will be sent or given to employees as specified in Rule 428(b)(1) and are not required to be filed as part of this Registration Statement.

PART II.     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

        The following documents filed with the Commission are incorporated herein by reference:

        (a) The Annual Report on Form 10-K of State Financial Services Corporation (the "Company") for the fiscal year ended December 31, 1994;

        (b) All other reports filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (a) above; and

        (c) A description of the Company's Common Stock as set forth under the caption "Description of Common Stock" on pages 44 through 47 of the Prospectus of Registrant filed with the Securities and Exchange Commission (the "Commission") on April 22, 1993 pursuant to Rule 424(b)(5) under the Securities Act of 1933, Registration No. 33-59632, together with any amendment or report filed subsequently to the date hereof for the purpose of updating such description.

        All reports and other documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this Registration Statement but prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold hereunder, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable; see Item 3, paragraph (c).

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Company's Bylaws provide for the mandatory indemnification of directors, officers, employees or agents of the Company for all fees, costs, charges, disbursements or attorney fees and any other expenses ("Expenses") incurred in connection with the successful defense of any proceeding if the person was a party to the proceeding because he/she was or is a director, officer, agent or employee of the Company. A proceeding includes any threatened, pending or completed civil, criminal, administrative or investigative action, suit or arbitration and which is brought by or in the right of the Company or any other person.

        The Company's Bylaws also provide for the indemnification of any director, officer, employee or agent for any Expenses or liability incurred in connection with the unsuccessful defense of any proceeding if the person was a party to the proceeding because he/she was a director, officer, agent or employee of the Company. Indemnification in the event of an unsuccessful defense of a proceeding may not be made if it was established that the director, officer, employee or agent breached a duty to the Company and the breach constitutes: (I) a willful failure to deal fairly with the Company in a matter in which the director, officer, employee or agent had a material conflict of interest; (ii) a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his/her action was lawful or no reasonable cause to believe his/her conduct was unlawful; (iii) a transaction in which the director, officer, employee or agent derived an improper personal profit; or (iv) wilful misconduct.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

        The following exhibits are filed as part of the Registration Statement or, where so indicated, were heretofore filed and are hereby incorporated herein by reference.

                            Exhibit              Description
                           ---------           ------------------------------------------------------------------------------------

                              4.1                Articles of Incorporation of the Registrant as amended and restated
                                                 effective April 21, 1993 (1)

                              4.2                Bylaws of Registrant as amended and restated effective February 24, 1993.(1)

                              5.1                Opinion of Counsel regarding legality

                              23.1               Consent of Ernst & Young, LLP

                              23.2               Consent of Counsel(3)

                              24.1               Powers of Attorney(4)

                              99.1               State Financial Services Corporation 1990 Stock Option/Stock Appreciation
                                                 Rights and Restricted Stock Plan for Key Officers and Employees, as amended
                                                 March 10, 1993.(2)

                              99.2               State Financial Services Corporation 1990 Director Stock Option Plan, as
                                                 amended March 10, 1993.(2)

---------------
 (1) Incorporated by reference from Registrant's annual report on Form 10-K for the fiscal year ended December 31, 1993.

 (2) Incorporated by reference from Registrant's annual report on Form 10-K for the fiscal year ended December 31, 1992.

 (3) Included as part of Exhibit 5.1.

        (4) Included in the Signature Page to this Registration Statement.


ITEM 9. UNDERTAKINGS.

        1. The undersigned Registrant hereby undertakes as follows:

           (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

           (b) That, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        3. The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the documents constituting a prospectus under Form S-8 (the "Prospectus"), to each participant to whom the Prospectus is sent or given, a copy of any one of the following reports unless such participant otherwise has received a copy of such report, in which case the Registrant will furnish promptly, without charge, a copy of such report upon written or oral request of the participant: (a) the Registrant's annual report to stockholders containing the information required by Rule 14a-3(b) under the 1934 Act for its latest fiscal year; (b) the Registrant's annual report of Form 10-K for its latest fiscal year; (c) the Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 that contains audited financial statements for its latest fiscal year, provided that the financial statements are not incorporated by reference from another filing, and provided further that such prospectus contains substantially the information required by Rule 14a-3(b); or (d) the Registrant's effective 1934 Act registration statement on Form 10 containing audited financial statements for its latest fiscal year. If the last fiscal year of the Registrant has ended within 120 days prior to the use of the Prospectus, the Registrant may deliver a document containing financial statements for the fiscal year preceding the latest fiscal year, provided that within the 120-day period a document containing financial statements for the latest fiscal year will be furnished to each such participant.

        4. The Registrant hereby undertakes to deliver or cause to be delivered promptly, without charge, to each participant to whom information is required to be delivered, upon written or oral request, a copy of the information that has been incorporated by reference pursuant to Item 3 of Form S-8 (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Registration Statement incorporates).

        5. The Registrant hereby undertakes to deliver or cause to be delivered to all participants participating in the Plans who do not otherwise receive such material, copies of all reports, proxy statements and other communications distributed to its security holders generally, provided that such material is sent or delivered no later that the time it is sent to security holders.

        6. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





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                                       4

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration to be signed on its behalf by the undersigned, thereunto duly authorized, in Hales Corners, Wisconsin on the 15th day of January, 1996.


                         STATE FINANCIAL SERVICES CORPORATION

                         By: /s/ Michael J. Falbo
                            ----------------------------------------------------
                         Michael J. Falbo, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated. Each person whose signature appears below hereby authorizes Michael J. Falbo as his or her attorney in fact, to sign and to file any amendments, including post effective amendments, to this Registration Statement.

PRINCIPAL EXECUTIVE OFFICERS

  /s/ Jerome J. Holz
 -----------------------------------------
 Jerome J. Holz                              Chairman of the Board and Vice               January 15, 1996
                                             President

  /s/ Michael J. Falbo
 -----------------------------------------
 Michael J. Falbo                            President and Chief Executive Officer        January 15, 1996



  /s/ Michael A. Reindl                      Senior Vice President, Controller, and
 -----------------------------------------   Chief Financial Officer                      January 15, 1996
  Michael A. Reindl

DIRECTORS

  /s/ Jerome J. Holz
 ------------------------------------------
  Jerome J. Holz                              Director                                    January 15, 1996



  /s/ Michael J. Falbo
 ------------------------------------------
  Michael J. Falbo                            Director                                    January 15, 1996


  /s/ Richard A. Horn
 ------------------------------------------
  Richard A. Horn                             Director                                    January 15, 1996


  /s/ Barbara E. Holz-Weis
 ------------------------------------------
  Barbara E. Holz-Weis                        Director                                    January 15, 1996

 /s/ Robert R. Spitzer
 ------------------------------------------
  Robert R. Spitzer                           Director                                    January 15, 1996



  /s/ David M. Stamm
 ------------------------------------------
 David M. Stamm                               Director                                    January 15, 1996






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